Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

1st Quarter 2014

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2013 Annual Report on Form 10-K filed with the SEC under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Additional Information

This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, securities of Peoples Bancorp Inc. ("Peoples"). Peoples has filed, or will file, registration statements on Form S-4 and other documents regarding the proposed merger transactions referenced in this presentation with the Securities and Exchange Commission ("SEC") to register the shares of Peoples common stock to be issued in each transaction. The registration statements will include a proxy statement/prospectus which will be sent to the shareholders of Midwest Bancshares, Inc.; Ohio Heritage Bancorp, Inc.; and North Akron Savings Bank in advance of a special meeting of shareholders that each company will hold to consider the proposed merger.

SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENTS AND THE PROXY STATEMENT/PROSPECTUS REGARDING EACH PROPOSED MERGER WHEN EACH BECOMES AVAIABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES AND EACH PROPOSED TRANSACTION.

A free copy of these documents and other filings containing information about Peoples, may be obtained after their filing at the SEC's website (www.sec.gov). Additionally, free copies of these documents may be obtained on Peoples' website (www.peoplesbancorp.com) in the "Investor Relations" section of or by a written request mailed to:

Peoples Bancorp Inc.
Attn: Investor Relations
138 Putnam Street
PO Box 738
Marietta OH 45750-0738

Overview

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provide a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Over 160,000 client relationships & 90,000 households
  - Assets: $2.5 billion
  - Loans: $1.6 billion
  - Deposits: $2.0 billion
  - Market capitalization: $287 million
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - Total population: Approx. 3.0 million
    - Median income: $38,845
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
- Unemployment rates:
  - OH : 6.1%
  - WV: 6.1%
  - KY: 7.9%
  - US: 6.7%



Beachwood
77
OH
70
Columbus
Zanesville
Lancaster
33
71
Cincinnati
Morgantown
79
Jackson
Marietta
50
Ashland
Huntington
WV
64
Charleston
KY
Pikeville

Market data as of April 23, 2014
Unemployment data as of March 2013
Financial data is March 31, 2014, adjusted for pending acquisition

Key Accomplishments

- **Building greater bottom-line earnings momentum**
  - Earnings improved in the second half of 2013; Q4 EPS up 32% year-over-year
  - Solid performance in Q1 2014 with meaningful contributions across the company
- **Growing top-line revenue while remaining disciplined with expenses**
  - 8% year-over-year organic revenue growth in Q1 2014; up 17% with M&A activity
  - 40% of total revenue is being derived from fee-based businesses
  - Net interest income stabilized due to loan growth and higher interest rates
  - Generating positive operating leverage
- **Strong organic growth and increasing sales production**
  - Double-digit annualized loan growth in each of the last 4 quarters
  - Net retail checking account growth of 3% to 4% per quarter
  - Improved cross-sell ratio from 5.1 in 2012 to 5.5 in 2013
- **Asset quality restored to pre-crisis levels**
  - Nonperforming assets and gross charge-offs below 2007 levels
- **Raised quarterly dividend to $0.15 per share**
  - Fourth increase since year-end 2011; 3-year CAGR = 14.5%
- **Completing acquisitions in all three lines of business**
  - 4 insurance agencies and 1 bank acquired during 2013
  - 3 bank acquisitions to be completed during 2014

Current Outlook

- **Committed to generating positive operating leverage each year**
  - Over 10% total revenue growth expected for 2014
  - Key drivers of revenue growth include higher loan balances and sales production
  - Expense growth in 2014 due to recent strategic investments
  - 2014 expense growth to be 1% to 2% less than revenue growth
  - Targeting an efficiency ratio in the range of 68% to 70%
- **Meaningful organic loan growth while improving portfolio diversity**
  - 2014 average loan balances should be 15% to 20% higher than 2013
  - Greater emphasis on consumer lending; improve commercial mix
  - Loan production volumes capable of generating 5% to 10% annual organic growth
- **Preserve superior asset quality through strong credit risk management**
  - Committed to sound underwriting and credit discipline
  - Maintain key metrics in top quartile of peer group at all time
  - Net charge-offs within long-term historical range 20 – 40 bps
- **Prudent deployment of capital and grow long-term shareholder value**
  - Strong capital position supports active M&A strategy
  - Dividend payout within target range of 25% to 40%

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity for a community bank our size (over 40% fee-based)
  - Strong community reputation and active involvement
  - Local market teams capable of outmaneuvering larger banks
  - More sophistication and product breadth than smaller banks
- **Strong, growing fee-based businesses**
  - Sizable market share in several areas
  - Prior insurance acquisitions producing steady returns
  - Potential wealth management opportunities from shale activity
- **Capacity to grow our franchise**
  - Strong fundamentals (capital, liquidity, competency) to support active M&A
  - Robust and scalable IT capabilities
  - Passionate, talented and diverse associates
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Focused on business line performance and contribution

Stock Performance

Total Annual Return



YTD
1-Year
3-Year
5-Year
18%
-2%
0%
2%
31%
24%
30%
21%
32%
19%
15%
14%
15%
15%
13%
20%
PEBO
Peer Group
NASDAQ Banks
SPX 500

Total Return includes impact of dividends

Peers include: BKYF, CCNE, CHCO, CNND, CTBI, FBMI, FDEF, FISI, FMNB, FRME, GABC, HBNC, ISBA, LKFN, LNBB, MSFG, SRCE, STBA, SYBT, THFF, TMP

Data as of April 23, 2014

Loan and Deposit Composition

Loan Portfolio



Deposit Account OD 0.5%
Construction 4.6%
HELOCs 4.9%
Consumer 11.7%
CRE 37.4%
Residential Real Estate 21.9%
C&I 19.0%

Deposit Portfolio



Non-Interest Bearing 25.6%
Retail CDs 21.8%
Public Funds 10.9%
MMDA 16.9%
Savings 13.9%
Interest-Bearing Demand 8.2%
Brokered CDs 2.8%

Data as of March 31, 2014

Peoples BANCORP

Executive Management Team

Officer	Background	Years in Banking	
		PEBO	Total
Chuck W. Sulerzyski President and CEO	• Diverse financial services experience • Progressive executive leadership	3	38
Edward G. Sloane EVP, CFO and Treasurer	• Progressive finance and accounting leadership • Extensive experience with ALM, M&A, strategic planning	6	30
Carol A. Schneeberger EVP, Chief Administrative Officer	• Extensive history of PEBO operations • Experience with audit, ALM and finance activities	37	37
Daniel K. McGill EVP, Chief Commercial Banker	• Prior market leader for a larger bank • Progressive leadership of commercial banking	5	32
Timothy H. Kirtley EVP, Chief Credit Officer	• CRE portfolio management • Progressive credit administration experience	3	22
Richard W. Stafford EVP, Sales and Marketing	• Extensive sales and service experience • Progressive retail banking management	4	26

Peoples BANCORP

Recent Acquisition Activity

Growing the Company

October 2013
Ohio Commerce Bank
Single office in Beachwood
Total assets = $123 million

Pending – October 2014
North Akron Savings Bank
Four offices in Summit County
Total assets = $148 million

Pending – August 2014
Ohio Heritage Bancorp
Six offices headquartered in Coshocton
Total assets = $252 million

May 2013
Jackson Insurance Brokerage
FreedomChoice Benefits Group
Employee benefits insurance practices
Offices in Jackson and Chillicothe
Total annual revenue = $710,000

Pending – May 2014
Midwest Bancshares
Two offices in Jackson County
Total assets = $91 million



Cleveland
Beachwood
77
OH
New Philadelphia
70
Cambridge
Zanesville
Lancaster
Baltimore
Byesville
Caldwell
Chillicothe
Jackson
33
McConnelsville
New Martinsville
Morgantown
71
Nelsonville
The Plains
Lowell
Sistersville
79
Athens
Vienna
Parkersburg
50
Marietta
Greenup
Gallipolis
Point Pleasant
Russell
Summit
Huntington
WV
64
Ashland
Charleston
Pikeville
KY

Midwest Bancshares Transaction

Midwest Bancshares, Inc. (OTCQB: MDWE)
First National Bank of Wellston



South Perry
Kingston
Haynes
Hocking Hills State Park
Wayne National Forest
Glouster
Starr
Chauncey
The Plains
Chillicothe
Lake Hope State Park
New Marshfield
McArthur
Anthony
Byer
Omega
Limerick
Carpenter
Piketon
Beaver
Salem Center
Middleport
Winchester
Vinton
Wakefield
Oak Hill
Centerville
Addison
Kerr
Point Pleasant
Rushtown
Bloom Junction

MDWE PEBO

- Deal announced on January 21, 2014
- Single bank holding company & bank
- Organized in 1886
- Two banking offices in SE Ohio
  - Wellston & Jackson
- Limited in-market competition

Jackson County Market Share			
Rank	Institution (# of branches)	Deposits ($000's)	Market Share
1	WesBanco (7)	168,444	37.9%
2	Milton Bank (3)	89,012	20.0%
3	**FNB Wellston (2)**	**80,973**	**18.2%**
4	PNC Financial (2)	56,481	12.7%
5	Ohio Valley Bank (1)	49,365	11.1%
	Grand Total (15)	**444,275**	**100.0%**

Peoples BANCORP

Midwest Bancshares Transaction

Transaction Summary

Deal Value:	$12.6 million or 105% of TBV at 12/31/2013
Consideration:	50%–75% stock 25%–50% cash
Cost savings:	40-45%
Loan credit mark:	4% to 5%
One-time costs:	$1.4 million (pre-tax)
Due diligence:	Completed
Required Approvals:	• MDWE shareholders
Anticipated Closing Date:	May 2014

Transaction rationale:

- Consistently solid franchise
- Fills in existing footprint in SE Ohio
- Leveraging 2013 insurance acquisitions
- Good deposit market share

Financial summary (as of 12/31/13):

- Total assets = $90.7 million
- Total loans = $60.7 million
  - Mostly residential mortgages
  - Approximately 15% commercial
- Total deposits = $78.9 million
  - Mostly checking and savings accounts
  - 40% CDs and money market accounts

Financial impact:

- Annual EPS accretion = $0.06 to $0.08
- 1% TBV dilution to slightly accretive
- Dilution earn-back under 1 year
- Double-digit IRR

Ohio Heritage Bancorp Transaction

OHIO HERITAGE BANCORP

Ohio Heritage Bancorp, Inc. (OTCQB: OHHB)

Ohio Heritage Bank

- **Deal announced on April 4, 2014**
- **Single bank holding company & bank organized in 1995**
- **Six banking offices in Ohio**
  - Coshocton (2 locations); Newark; Heath; Mt. Vernon; and New Philadelphia
- **Core franchise resides in Coshocton County:**

Rank	Institution (# of branches)	Deposits ($000's)	Market Share
1	*Ohio Heritage (2)*	*$ 140,468*	*32.0%*
2	Home Loan Financial (3)	123,049	28.0%
3	JPMorgan Chase (3)	72,881	16.6%
4	PNC Financial (1)	63,581	14.5%
5	Park National (1)	34,746	7.9%
	Grand Total (12)	**439,199**	



OHHB
PEBO
Morrow
Holmes
Tuscarawas
Carrol
Coshocton
Harriso
Guernsey
Columbus
Muskingum
Belm

Ohio Heritage Bancorp Transaction

Transaction Summary

Deal Value:	$37.6 million or 151% of TBV at 3/31/2014
Consideration:	85% stock / 15% cash
Cost savings:	35-40%
Loan credit mark:	0% to 1%
One-time costs:	$3.5 - $4 million (pre-tax)
Due diligence:	Completed
Required Approvals:	• OHHB shareholders • Regulatory / OCC
Anticipated Closing Date:	August 2014

Transaction rationale:

- Consistently solid franchise
- Builds out footprint toward Cleveland
- Entry into attractive markets
- Ability to improve balance sheet structure

Financial summary (as of 3/31/14):

- Total assets = $251.8 million
- Total loans = $182.3 million
  - Mostly residential mortgages
  - Approximately 21% commercial
- Total deposits = $182.7 million
  - Mostly checking and savings accounts
  - 30% CDs and money market accounts

Financial impact:

- Annual EPS accretion = $0.10 to $0.12
- 1% to 2% TBV dilution
- Dilution earn-back approximately 2 years
- Double-digit IRR

North Akron Savings Bank Transaction

NORTH AKRON
SAVINGS BANK
(Private)



Akron
Cuyahoga Falls
Munroe Falls
Tallmadge
Copley
Fairlawn
Ghent
Silver Lake
Summit
Lakemore
Norton



Cleveland
Lakewood
Parma
Cuyahoga
Geauga
Summit
Portage
Cuyahoga Falls
Akron
Wayne
Stark
Canton
Tuscarawas
Guernsey

- Deal announced on April 21, 2014
- Single bank with no holding company founded in 1921
- Four banking offices in NE Ohio
  - Akron, Munroe Falls, Cuyahoga Falls and Norton

Rank	Institution (# of branches)	Deposits ($000's)	Market Share
1	FirstMerit (29)	$ 3,200,332	30.15%
2	PNC Financial (20)	1,392,588	13.12%
3	JPMorgan Chase (15)	1,343,172	12.65%
4	Key Bank (14)	1,003,495	9.45%
5	Fifth Third (13)	649,351	6.12%
14	***North Akron Savings (4)***	***113,527***	***1.07%***
	Totals (166)	**$10,615,165**	

NASB OHHB PEBO

North Akron Savings Bank Transaction

Transaction Summary

Deal Value:	$20.1 million or 145% of TBV at 3/31/2014
Consideration:	80% stock / 20% cash
Cost savings:	40-45%
Loan credit mark:	1% to 2%
One-time costs:	$2.5 to 3.0 million (pre-tax)
Due diligence:	Completed
Required Approvals:	• NASB shareholders • Regulatory / OCC
Anticipated Closing Date:	October 2014

Transaction rationale:

- Helps connect franchise along I-77
- Entry into an attractive market
- Existing knowledge of region at PEBO
- Ability to improve balance sheet structure

Financial summary (as of 3/31/14):

- Total assets = $147.8 million
- Total loans = $119.2 million
  - Mostly residential mortgages
  - Approximately 21% commercial
- Total deposits = $110.9 million
  - Mostly checking and savings accounts
  - 34% CDs and money market accounts

Financial impact:

- Annual EPS accretion = $0.06 to $0.08
- 1% to 2% TBV dilution
- Dilution earn-back under 4 years
- Double-digit IRR

Integration Plan

Busy but a manageable process



Acquisition
Mar
Apr
May
June
July
Aug
Sept
Oct
Nov
Dec
Training
Marketing
Operations
Systems
Closing Date / Conversions
MWDE
OHHB
NASB
MWDE
OHHB
NASB
MWDE
OHHB
NASB
MWDE
OHHB
NASB
MWDE
OHHB
NASB

Top 4 operations / systems professionals have over 100 years experience at PEBO.

Peoples BANCORP

Current Strategic Priorities

Current Strategic Road Map

"The Best Community Bank in America"

Responsible Risk Management	Extraordinary Client Experience	Profitable Revenue Growth	Superior Workforce
➢ Our Way of Life ➢ Asset Quality ➢ Compliance Regulatory ➢ Operational Risk ➢ Information Security ➢ Change Management ➢ Execution Risk	➢ Broad Delivery Channels ➢ Delight the customer ➢ Knowledgeable, Caring Associates Consistently Delivering Competent Advice/Solutions ➢ Consistent Experience at Every Touch Point ➢ Do What You Said You Would Do	➢ M & A ➢ Sales & Service Process ➢ Define the Ideal Client Profile for New Relationships ➢ Best Client Retention ➢ Relationship Reviews; Value added ➢ Deepen Relationships/ Cross Sell ➢ Understand Customer Needs ➢ Seek Client Referrals	➢ Right People / Right Job ➢ Appetite for Winning ➢ Culture of Learning ➢ Coaching / Development ➢ No Whiners / No Excuses ➢ Accountability / Performance Metrics ➢ Reward / Recognition

How we do it:

1. **Create a Winning Culture:** Change hearty/active learners/help each other win/communicate effectively
2. **Human Capital Development:** Define the behaviors and goals/provide the training/measure/coach/reward and consequences
3. **Pricing Discipline:** Focus on the risk adjusted margin/fair prices, fair returns
4. **Operating Efficiencies:** Quest for continuous improvement/revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk/retain and grow the revenue/lower the cost/delight the community

Strategic Priorities

Positive Operating Leverage	• Primary emphasis on revenue growth • Disciplined expense management • Expand revenue vs. expense growth gap beyond 2% • Improve efficiency ratio 1% to 2% annually
Superior Asset Quality	• Balance growth with prudent credit practices • Improve diversity within loan portfolio • Preserve key metrics superior to most of our peers
High Quality Balance Sheet	• Adjust earning asset mix by shifting investments to loans • Achieve meaningful loan growth each year • Maintain emphasis on core deposit growth • Prudent use of capital (dividends & acquisitions)

Business Line Focus

Core Banking Activities

Lending Activities	Deposit Generation
• Profitable portfolio growth – Focus on risk versus reward – Maintain pricing discipline • Create greater diversity – Emphasis on consumer lending – C&I and small business – Targeted CRE lending • Process improvements – Improve efficiency – Reduce origination cycle times – On-line applications	• Emphasis on core deposits – Checking and savings accounts – Non-IB deposits over 20% of total • Delivery channels – Extensive alternative channels – Working to refresh branches • Increase market share – Strong presence in several markets • Build long-term relationships – Quarterly relationship calls – Superior customer service

Business Line Focus

Value Added Services

Wealth Management	Insurance
• **Top-line revenue growth** – Managed assets = $1.5 billion – Currently 8% of total revenue	• **Strong revenue contributor** – Currently 14% of total revenue – Access to multiple carriers – Solid sales & support staff
• **Adding talent across footprint** – Organic + acquisitions – Advisors added in 2012 and 2013 – Currently 11 advisors + branches	• **Strategic footprint expansion** – Organic growth + acquisition – Add talent in underserved areas – Selective expansion outside footprint
• **Leveraging branch capabilities** – Placing a licensed associate in offices – Enhances financial advice – Creates better referral opportunities	• **Seeking greater revenue diversity** – Largely property & casualty today – Focus on growing life & health
• **Deepen client relationships** – Private banking services – Better sales execution	• **Integrated cross-selling strategy** – Leverage banking contacts

Strategic Targets

Strategic Focus	Metrics	Actual 2012	Actual 2013	Actual Q1 2014	5-Year Strategic Target Range
Positive Operating Leverage	Net interest margin (Fully-tax equivalent)	3.39%	3.25%	3.35%	3.40% to 3.60%
	Total revenue growth	2.90%	3.53%	16.91%	5% to 11%
	Total expense growth	3.49%	7.55%	16.26%	3% to 8%
	Non-interest income to total revenue	39.10%	40.19%	39.94%	35% to 45%
	Efficiency	69.55%	71.90%	71.13%	65% to 70%
Superior Asset Quality	NPAs to total loans + OREO	1.48%	0.81%	0.79%	0.70% to 1.00%
	Net charge-offs to average loans (1)	0.12%	– 0.35%	0.07%	0.25% to 0.45%
High Quality Balance Sheet	Loans to total assets	51.36%	58.09%	59.02%	65% to 75%
	Deposits to total funding	89.42%	87.04%	89.63%	80% to 90%
	Tier 1 common equity	14.06%	12.42%	12.56%	10% to 14%
	TCE to tangible assets (2)	8.28%	7.26%	7.66%	6.50% to 8.75%
Execute on Strategies	Return on common equity	9.52%	7.92%	8.56%	Over 10%
	Return on assets	1.11%	0.91%	0.95%	Over 1%
	Revenue vs. Expense Growth Gap	-0.59%	- 4.02%	0.65%	Over 2%
	Dividend payout (3)	23.96%	35.07%	34.09%	25% to 40%

Current 5-year strategy planning period = 2013 to 2017

(1) Presented on an annualized basis

(2) Non-GAAP financial measure. See Appendix.

(3) Dividend data reflects amounts declared with respect to earnings for the quarterly period indicated.

Peoples BANCORP

Our M&A Strategy

- **Optimize our current footprint**
  - Gain market share and improve operating efficiency
  - Create more density through disciplined expansion
- **Target areas with characteristics similar to existing markets**
  - Expand along major transportation routes
  - Focused on "mid-major" communities or suburbs of major cities
- **Acquire franchises that complement our strategy**
  - Maintain revenue diversity with insurance and investment providers
  - Capitalize on accretion potential of smaller banks (under $200 million)
  - Improve balance sheet mix and size with larger banks ($200-800 million)
- **Improve shareholder return**
  - All transactions must be accretive by year 2
  - Limit dilution of tangible book value to 5% per transaction
  - Recapture tangible book value dilution within 4 years
- **Use M&A to augment organic growth**

Target Growth Areas

I-70 Expansion
- High growth potential
- Recently added new talent

I-77 Expansion
- Possible M&A opportunities
- Insurance & Wealth Management opportunities

Footprint Development
- Increase market share in all areas
- Insurance & Wealth Management expansion potential



Beachwood
77
OH
70
Columbus
Lancaster
33
Morgantown
79
Cincinnati
Jackson
50
Marietta
WV
Huntington
64
Charleston
KY

Eastern KY Expansion
- Explore banking opportunities
- Build upon 2013 insurance acquisition

I-64 Expansion
- Insurance & Wealth Management growth opportunities
- Explore banking opportunities

Customers and Markets

Utica/Marcellus Shale Opportunity

Both opportunites are present in PEBO'S market area



MASS.
NEW YORK
CONN.
MICHIGAN
N.J.
PENNSYLVANIA
OHIO
M.D.
INDIANA
Marietta
Peoples BANCORP
KENTUCKY
Utica Shale Formation
Marcellus Shale Formation
Utica underlying Marcellus



MI
Erie
NY
PA
Peoples BANCORP
IN
Harrisburg
NJ
Pittsburgh
Philadelphia
Marietta
WV
KY
VA
TN
NC
Total gas, millions of cubic feet per square mile
Marcellus Shale geologic formation
0 – 58
58 – 149
150 – 349
349 – 710
710 – 1,244
1,245 – 2,460

- **Key driver of stronger economic activity**
  - Land owners acquiring wealth from selling drilling rights
  - Local businesses benefiting from nonresident workers
- **Working to help clients with their unique challenges**
  - Hosting educational seminars in various communities
  - Energy expertise within our insurance business

Our Capabilities

	National Banks						***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington	PEOPLES BANCORP	City National	Community Trust	Wes-Banco	Park National	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Online Loan Applications	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Online Financial Management	No	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	Yes
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
P2P Payments	Yes	Yes	Yes	Yes	No	Pending	No	Yes	No	No	No
Online Chat	No	No	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	Yes	Yes	No
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes
iPhone/iPad/Andriod Apps	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit Capabilities	Yes	Yes	In Process	Yes	Yes	Yes ★	No	No	Yes	Yes	No
Business Support Center	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Other Channels											
Prepaid Debit Card	Yes	Yes	Yes	Yes	No	Yes ★	No	Yes	No	Yes	No
Prepaid Gift Card	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes
Employer-Loaded PayCards	Yes	N/A	Yes	N/A	Yes	Yes ★	No	No	No	No	No

★ indicates Peoples has advantage over Community Bank group

Information accurate as of December 2013

Our Brand Promise

We will work side by side to overcome challenges and seize opportunities. We will listen and work with you. Together we will build and execute thoughtful plans and actions, blending our experience & expertise to move you toward your financial goals.

Our core difference is providing you peace of mind, confidence, and clarity in your financial life.

Working Together. Building Success.

Core values are constant

Clients as a focus
Business with integrity
Trust among Clients, Communities & Associates
Commitment to Communities
Continuous will to win
Development of Associates skills

Our Brand Image

Peoples BANK

Working Together. Building Success.®



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BANK
Working Together. Building Success.



Peoples
BANK
·FINANCIAL PLANNING
·INSURANCE
·INVESTMENTS

Refreshing our Branches

- **18-month, 5-phase project**
  - Floor-to-ceiling renovations
  - Over $5 million being invested
  - Final phase completed Q1 2014
  - Used national branch design experts

- **Key Benefits:**
  - All delivery channels "Best in Class"
  - Consistent look with our new brand
  - More engaging customer environment
  - Better utilization of office space
  - Enhanced customer sales discussions
  - Increased office visits and sales activity

Before



After



Financial Performance

Annual Financial Summary

	Metrics	FY 2009	FY 2010	FY 2011	FY 2012	FY 2013
Financial Performance	Diluted EPS	$0.22	$0.34	$1.07	$1.92	$1.63
	Return on common equity	1.17%	1.76%	5.61%	9.52%	7.92%
	Return on assets	0.21%	0.28%	0.69%	1.11%	0.91%
	Net interest margin (FTE)	3.48%	3.51%	3.43%	3.39%	3.25%
	Efficiency ratio	60.14%	60.30%	68.98%	69.55%	71.90%
Capital	Tier 1 common equity	10.58%	11.59%	12.82%	14.06%	12.42%
	Total capital	16.80%	18.24%	16.20%	15.43%	13.78%
	TCE to TA (1)	7.22%	7.17%	8.22%	8.28%	7.26%
	Tangible Book Value per share (1)	$13.48	$12.16	$13.53	$14.52	$13.57
Asset Quality	NPAs to loans + OREO	3.85%	4.64%	3.41%	1.48%	0.81%
	NPAs to TCE + ALLL	24.36%	29.22%	19.42%	8.57%	6.01%
	ALLL to total loans	2.59%	2.79%	2.53%	1.81%	1.43%
	Net c/o's to avg loans	1.96%	2.66%	1.16%	0.12%	- 0.35%
	Loan loss prov to avg loans	2.35%	2.61%	0.84%	- 0.49%	- 0.42%

(1) Non-GAAP financial measure. See Appendix.

Peoples BANCORP

Quarterly Financial Summary

	Metrics	1Q 2013	2Q 2013	3Q 2013	4Q 2013	1Q 2014
Financial Performance	Diluted EPS	$0.47	$0.46	$0.23	$0.47	$0.44
	Return on common equity	9.18%	8.74%	4.61%	9.09%	8.56%
	Return on assets	1.06%	1.03%	0.53%	1.01%	0.95%
	Net interest margin (FTE)	3.12%	3.15%	3.26%	3.46%	3.35%
	Efficiency ratio	71.61%	71.71%	72.47%	71.80%	71.13%
Capital	Tier 1 common equity	14.68%	14.17%	14.09%	12.42%	12.56%
	Total capital	16.04%	15.54%	15.46%	13.78%	13.92%
	TCE to TA (1)	8.35%	8.07%	8.16%	7.26%	7.66%
	Tangible Book Value per share (1)	$14.77	$13.94	$14.23	$13.57	$14.38
Asset Quality	NPAs to loans + OREO	1.41%	1.18%	1.06%	0.81%	0.79%
	NPAs to TCE + ALLL	7.27%	6.54%	6.71%	6.01%	5.72%
	ALLL to total loans	1.78%	1.66%	1.60%	1.43%	1.38%
	Net c/o's to avg loans (2)	- 0.29%	- 0.45%	- 0.26%	- 0.39%	0.07%
	Loan loss prov to avg loans (2)	- 0.44%	- 0.58%	- 0.35%	- 0.33%	0.00%

(1) Non-GAAP financial measure. See Appendix.
(2) Presented on an annualized basis

Peoples BANCORP

Key Performance Drivers

Metric	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Classified Assets Ratio (1)	28.50%	27.19%	21.99%	21.58%	19.32%
Revenue Growth (2)	- 2.1%	1.2%	6.3%	8.7%	16.9%
Efficiency Ratio	71.61%	71.71%	72.47%	71.80%	71.13%
Loan Growth (3)	- 1.1%	2.5%	3.2%	10.1%	5.9%
Pre-Provision Net Revenue to Average Assets (4)	1.24%	1.25%	1.26%	1.29%	1.38%

(1) Substandard loans, OREO, classified investments as a % of Tier I capital +ALLL
(2) Year-over-year growth
(3) Sequential growth in average balances
(4) Non-GAAP measure. See Appendix for more information.

Balance Sheet Trends

Average Balances *($ in millions)*	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Total Loans	$ 985.1	$ 1,009.5	$ 1,041.9	$ 1,147.3	$ 1,214.7
Total Investments (1)	680.9	683.8	659.5	677.9	661.0
Interest-Bearing Retail Deposits	1,133.1	1,087.8	1,046.8	1,098.3	1,145.9
Non-Interest-Bearing Retail Deposits	320.0	326.0	325.1	371.0	385.5
Wholesale Funding	216.5	247.7	276.3	293.2	271.7

(1) Carrying value of short-term and long-term investments but excluding FHLB/FRB stock

Key Drivers of Shareholder Value



2013 Revenue Growth
3.5%
1.0%
-3.8%
PEBO
Peers
$1-5B



NPAs to Loans and OREO
0.79%
1.82%
2.49%
PEBO
Peers
$1-5B



2013 Fee Revenue to Average Assets
1.92%
1.32%
1.09%
PEBO
Peers
$1-5B



Price to LTM Earnings
14.81 x
13.80 x
14.32 x
PEBO
Peers
$1-5B



2013 Dividend Payout
35.1%
30.3%
22.1%
PEBO
Peers
$1-5B



Dividend Yield
2.31%
2.32%
1.76%
PEBO
Peers
$1-5B

Peers include: BKYF, CCNE, CHCO, CNND, CTBI, FBMI, FDEF, FISI, FMNB, FRME, GABC, HBNC, ISBA, LKFN, LNBB, MSFG, SRCE, STBA, SYBT, THFF, TMP

$1-5B peer group represents all publically-traded Midwest banks with total assets between $1 and $5 billion

Source: SNL Financial ; Pricing data as of April 22, 2014

Restoring Asset Quality

Allowance for Loans Losses to Loans



2.79%
2.59%
2.53%
2.08%
2.08%
1.98%
1.79%
1.81%
1.73%
1.66%
1.40%
1.40%
1.75%
1.07%
1.62%
1.63%
1.68%
1.42%
1.51%
1.43%
1.38%
1.24%
1.06%

Nonperforming Assets to Loans + OREO



0.87%
0.90%
0.98%
3.79%
1.35%
2.30%
3.85%
2.30%
4.00%
4.64%
2.41%
4.31%
3.41%
2.88%
4.31%
1.58%
2.64%
3.34%
0.81%
2.07%
2.91%
0.79%
1.82%
2.49%
2007
2008
2009
2010
2011
2012
2013
Q1 2014
PEBO
Peer Median
$1-5 Billion Median

Peers include: BKYF, CCNE, CHCO, CNND, CTBI, FBMI, FDEF, FISI, FMNB, FRME, GABC, HBNC, ISBA, LKFN, LNBB, MSFG, SRCE, STBA, SYBT, THFF, TMP

$1-5B peer group represents all publically-traded Midwest banks with total assets between $1 and $5 billion

Source: SNL Financial

Peoples BANCORP

Earnings Performance

Annual Results



Earnings per common share
Cash dividends declared per common share
$1.94
$0.78
2005
$2.01
$0.83
2006
$1.74
$0.88
2007
$0.72
$0.91
2008
$0.22
$0.66
2009
$0.34
$0.40
2010
$1.07
$0.41
2011
$1.92
$0.46
2012
$1.63
$0.57
2013

Quarterly Results



$0.63
$0.11
Q1 2012
$0.47
$0.11
Q2 2012
$0.45
$0.12
Q3 2012
$0.36
$0.12
Q4 2012
$0.47
$0.14
Q1 2013
$0.46
$0.14
Q2 2013
$0.23
$0.14
Q3 2013
$0.47
$0.15
Q4 2013
$0.44
$0.15
Q1 2014

Dividend data presented above reflects amounts declared with respect to earnings for the quarterly period indicated. Beginning in Q2 2011, Peoples modified the quarterly dividend schedule to consider and declare dividends during the first month following quarter-end.

Peoples BANCORP

Growing the Dividend



$0.10
$0.11
$0.12
$0.14
$0.15
Q1 2011
Q2
Q3
Q4
Q1 2012
Q2
Q3
Q4
Q1 2013
Q2
Q3
Q4
Q1 2014

Compounded Annual Growth Rate = 14.5%

Net Interest Margin



4.89%
4.81%
4.66%
4.64%
4.45%
4.35%
4.17%
4.24%
3.86%
3.85%
3.91%
4.07%
3.93%
3.43%
3.43%
3.39%
3.49%
3.41%
3.43%
3.30%
3.42%
3.12%
3.15%
3.26%
3.46%
3.35%
1.72%
1.63%
1.51%
1.39%
1.26%
1.14%
1.08%
1.03%
0.93%
0.89%
0.85%
0.80%
0.76%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Earning Assets
Net Interest Margin
Interest Bearing liabilities

Presented on a fully-tax equivalent basis

Non-Interest Income

($ in thousands)



$31,350
$32,097
$32,050
$31,634
$32,944
$34,971
$37,220

	2007	2008	2009	2010	2011	2012	2013
■ Other	$3,252	$3,037	$3,594	$3,173	$3,224	$4,078	$2,942
■ E-Banking	$3,524	$3,882	$3,954	$4,686	$5,142	$5,955	$6,191
□ Trust & investment	$4,983	$5,139	$4,722	$5,348	$5,548	$6,129	$7,122
□ Insurance	$9,701	$9,902	$9,390	$8,846	$9,265	$9,844	$12,201
■ Deposit service charges	$9,890	$10,137	$10,390	$9,581	$9,765	$8,965	$8,764

Peoples BANCORP

Revenue & Expense Trends

($ in millions)



Operating Revenues
3.29%
3.32%
3.51%
3.48%
3.51%
3.43%
3.39%
3.25%
$83.6
$92.6
36%
40%
2006
2007
2008
2009
2010
2011
2012
2013
Net interest income
Non-interest income
Net interest margin



Operating Expenses
57.51%
57.07%
56.30%
60.14%
60.30%
68.98%
69.55%
71.90%
$51.3
$68.3
51%
547 FTEs
559 FTEs
546 FTEs
537 FTEs
534 FTEs
513 FTEs
494 FTEs
53%
546 FTEs
2006
2007
2008
2009
2010
2011
2012
2013
Salary & Benefits
Other operating expense
Acquisition costs
Efficiency ratio

Peoples BANCORP

Balance Sheet Trends

($ in millions)

Earning Assets



$1,081.1
$1,024.8
$934.0
$914.8
$967.4
$963.1
$1,013.1
$1,040.3
$1,179.2
$1,209.6
$698.1
$718.2
$663.4
$640.0
$689.1
$737.9
$659.8
$682.1
$688.2
$670.7
YE 2008
YE 2009
YE 2010
YE 2011
YE 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Net Loans (1)
Total Investments (2)

Funding Sources



$482.6
$549.7
$553.6
$607.4
$756.0
$833.8
$797.3
$828.9
$892.7
$956.4
$731.9
$743.8
$720.5
$679.7
$680.7
$642.4
$588.1
$559.3
$639.0
$631.6
$581.6
$448.0
$319.2
$280.6
$232.2
$212.1
$268.6
$280.6
$284.5
$234.0
YE 2008
YE 2009
YE 2010
YE 2011
YE 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Retail CD & MMDA
Checking & Savings
Wholesale funding

(1) Amounts exclude loans held-for-sale

(2) Amounts represent amortized cost and excludes FHLB/FRB stock

Peoples BANCORP

Loan Composition



36%
16%
48%
36%
15%
49%
37%
16%
47%
38%
15%
47%
40%
18%
42%
41%
18%
41%
41%
18%
41%
43%
18%
39%
39%
19%
42%
39%
19%
42%

	YE 2008	YE 2009	YE 2010	YE 2011	YE 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Retail	$397,650	$383,326	$353,882	$356,720	$392,703	$400,097	$425,197	$450,005	$465,771	$478,662
C&I	$176,187	$160,678	$153,713	$140,857	$180,131	$174,982	$184,981	$192,238	$232,754	$233,329
CRE	$530,195	$508,054	$453,123	$440,929	$412,338	$405,439	$420,051	$414,922	$497,709	$514,515

Asset Quality Trends

($ in millions)

Provision for Loan Losses & Net Charge-offs



1.81%
1.78%
1.66%
1.60%
1.43%
1.38%
ALLL to Loans
Provision for loan losses
Net charge-offs
$0.3
$(0.5)
$(1.1)
($0.7)
($1.1)
$(1.5)
($0.7)
$(0.9)
($1.1)
$(1.0)
$0.0
$0.2
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

Nonperforming Assets



1.58%
1.41%
1.18%
1.06%
0.81%
0.79%
$15.7
$13.8
$12.2
$11.3
$9.7
$9.7
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Nonaccrual
90+ DPD
OREO
NPAs to Loans + OREO

Allowance for Loan Losses



Allowance to NPLs
119.8%
134.0%
141.1%
151.8%
194.1%
188.2%
$17.8
$17.4
$17.1
$16.9
$17.1
$16.9
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

Classified Assets



28.21%
28.50%
27.19%
21.99%
21.58%
19.32%
$50.3
$42.3
$51.8
$25.6
$49.9
$18.0
$42.8
$20.8
$40.8
$24.1
$36.6
$24.8
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Classified assets
Watch loans
Classified Assets to Tier 1 + ALLL

Peoples BANCORP

Deposit Composition

($ in thousands)



31%
9%
18%
42%
34%
9%
20%
37%
34%
10%
23%
33%
38%
10%
21%
31%
44%
9%
20%
27%
45%
11%
20%
24%
47%
11%
17%
25%
49%
11%
16%
24%
50%
9%
18%
23%
49%
11%
17%
23%

	YE 2008	YE 2009	YE 2010	YE 2011	YE 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Checking & Savings	$376,845	$437,623	$431,148	$484,453	$625,357	$666,405	$650,503	$677,026	$760,311	$778,832
Public Funds	$105,714	$112,074	$122,444	$122,916	$130,630	$167,441	$146,817	$151,910	$132,379	$177,590
MMDs	$213,498	$263,257	$289,657	$268,410	$288,404	$288,538	$238,554	$224,400	$275,801	$276,226
Retail CDs	$518,401	$480,512	$430,886	$411,247	$392,313	$353,894	$349,511	$334,910	$363,226	$355,345

Peoples BANCORP

Capital Trends

Leverage Ratios



8.90%
8.35%
9.04%
8.07%
9.14%
8.16%
8.52%
7.26%
8.56%
7.66%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Tier 1 Leverage
Tangible Common Equity to Tangible Assets

Per Share Basis



$21.39
$14.77
$20.71
$13.94
$20.97
$14.23
$20.89
$13.57
$21.63
$14.38
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Book Value
Tangible Book Value

Risk-Based Capital Ratios



16.05%
14.69%
15.54%
14.17%
15.46%
14.09%
13.78%
12.42%
13.92%
13.56%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Total Capital
Tier 1 Capital

Dividend Payout



$0.47
$0.14
$0.46
$0.14
$0.23
$0.14
$0.47
$0.15
$0.44
$0.15
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

Appendix

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) income represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

	Year Ended December 31,					
	2008	**2009**	**2010**	**2011**	**2012**	**2013**
Income before income taxes	$ 7,615	$ 3,126	$ 5,753	$ 17,151	$ 29,910	$ 29,084
Add: Provision for loan losses	27,640	25,721	26,916	7,998	–	–
Add: Impairment lossess	4,260	7,707	1,786	–	–	–
Add: Loss on Debt Extinguishment	–	–	3,630	–	4,144	–
Add: Loss on loans held-for-sale and OREO	9	118	3,173	1,395	–	–
Add: Loss on other assets	10	–	88	31	248	241
Less: Recovery of loan losses	–	–	–	–	4,716	4,410
Less: Gain on loans held-for-sale and OREO	–	–	–	469	66	86
Less: Gain on securities	1,668	1,446	6,852	473	3,548	489
Less: Gain on other assets	775	15	–	41	–	–
Pre-provision net revenue	**$ 37,091**	**$ 35,211**	**$ 34,494**	**$ 25,592**	**$ 25,972**	**$ 24,340**
Average Assets	$1,910,002	$2,024,311	$1,961,727	$1,811,079	$1,841,289	$1,932,367
Pre-provision net revenue to average assets	1.94%	1.74%	1.76%	1.41%	1.41%	1.26%

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) income represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Income before income taxes	$ 5,539	$ 7,340	$ 7,431	$ 6,898	$ 7,415	$ 6,931
Add: Provision for loan losses	–	–	–	–	–	8
Add: Loss on Debt Extinguishment	1,033	–	–	–	–	–
Add: Loss on loans held-for-sale and OREO	–	5	–	–	–	–
Add: Loss on securities	–	–	–	1	–	30
Add: Loss on other assets	85	–	89	29	125	7
Less: Recovery of loan losses	503	1,065	1,462	919	964	–
Less: Gain on loans held-for-sale and OREO	58	–	81	10	–	18
Less: Gains on securities	273	418	26	–	46	–
Less: Gains on other assets	–	–	2	–	–	–
Pre-provision net revenue	**$ 5,823**	**$ 5,862**	**$ 5,949**	**$ 5,999**	**$ 6,530**	**$ 6,958**
Average Assets *(in millions)*	$ 1,887.3	$ 1,914.7	$ 1,911.0	$ 1,891.7	$ 2,011.9	$ 2,050.6
Pre-provision net revenue to average assets (a)	1.23%	1.24%	1.25%	1.26%	1.29%	1.38%

(a) Presented on an annualized basis

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

	As of December 31,					
($ in Thousands)	**2008**	**2009**	**2010**	**2011**	**2012**	**2013**
Tangible Common Equity:						
Total stockholders' equity, as reported	$ 186,626	$ 243,968	$ 230,681	$ 206,657	$ 221,728	$ 221,553
Less: goodwill and other intangible assets	66,406	65,599	64,870	64,475	68,525	77,603
Less: preferred stockholders' equity	-	38,543	38,645	-	-	-
Tangible common equity	$ 120,220	$ 139,826	$ 127,166	$ 142,182	$ 153,203	$ 143,950
Tangible Assets:						
Total assets, as reported	$ 2,002,338	$ 2,001,827	$ 1,837,985	$ 1,794,161	$ 1,918,050	$ 2,059,108
Less: goodwill and other intangible assets	66,406	65,599	64,870	64,475	68,525	77,603
Tangible assets	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,729,686	$ 1,849,525	$ 1,981,505
Tangible Common Equity to Tangible Assets Ratio:						
Tangible common equity	$ 120,220	$ 139,826	$ 127,166	$ 142,182	$ 153,203	$ 143,950
Tangible assets	$ 1,935,932	$ 1,936,228	$ 1,773,115	$ 1,729,686	$ 1,849,525	$ 1,981,505
Tangible common equity to tangible assets	6.21%	7.22%	7.17%	8.22%	8.28%	7.26%
Tangible Book Value per Share						
Tangible common equity	$ 120,220	$ 139,826	$ 127,166	$ 142,182	$ 153,203	$ 143,950
Common shares outstanding	10,333,884	10,374,637	10,457,327	10,507,124	10,547,960	10,605,782
Tangible book value per share	$ 11.63	$ 13.48	$ 12.16	$ 13.53	$ 14.52	$ 13.57

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since their calculation removes the impact of intangible assets acquired through acquisitions on the consolidated balance sheets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Tangible Common Equity:					
Total stockholders' equity, as reported	$ 226,079	$ 219,147	$ 222,247	$ 221,553	$ 230,576
Less: goodwill and other intangible assets	69,977	71,608	71,417	77,603	77,288
Tangible common equity	$ 156,102	$ 147,539	$ 150,830	$ 143,950	$ 153,288
Tangible Assets:					
Total assets, as reported	$ 1,938,722	$ 1,899,841	$ 1,919,705	$ 2,059,108	$ 2,078,253
Less: goodwill and other intangible assets	69,977	71,608	71,417	77,603	77,288
Tangible assets	$ 1,868,745	$ 1,828,233	$ 1,848,288	$ 1,981,505	$ 2,000,965
Tangible Common Equity to Tangible Assets Ratio:					
Tangible common equity	$ 156,102	$ 147,539	$ 150,830	$ 143,950	$ 153,288
Tangible assets	$ 1,868,745	$ 1,828,233	$ 1,848,288	$ 1,981,505	$ 2,000,965
Tangible common equity to tangible assets	8.35%	8.07%	8.16%	7.26%	7.66%
Tangible Book Value per Share					
Tangible common equity	$ 156,102	$ 147,539	$ 150,830	$ 143,950	$ 153,288
Common shares outstanding	10,568,147	10,583,161	10,596,797	10,605,782	10,657,569
Tangible book value per share	$ 14.77	$ 13.94	$ 14.23	$ 13.57	$ 14.38

Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

1st Quarter 2014